Oppenheimer
Aggressive Growth Fund/VA
A series of Oppenheimer Variable
Account Funds                            Oppenheimer Aggressive Growth Fund/VA
                                         is a mutual fund that seeks capital
Prospectus dated May 1, 2000,            appreciation by investing in "growth
revised September 8, 2000                type" companies. It currently
                                         emphasizes investments in
                                         stocks of mid-cap companies.
                                               Shares  of the Fund are sold only
                                         as  the   underlying   investment   for
                                         variable   life   insurance   policies,
                                         variable  annuity  contracts  and other
                                         insurance company separate accounts.  A
                                         prospectus  for the  insurance  product
                                         you  have  selected   accompanies  this
                                         Prospectus  and  explains how to select
                                         shares  of the  Fund  as an  investment
                                         under  that  insurance   product,   and
                                         whether   you  are  only   eligible  to
                                         purchase Service shares of the Fund.
                                                      This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
As with all mutual funds, the            Prospectus (and your insurance product
Securities and Exchange Commission      prospectus) carefully before you invest
has not approved or disapproved         and keep them for future reference
the Fund's securities nor has it        about your account.
determined that this Prospectus is
accurate or complete.
It is a criminal offense to represent
otherwise.
                                         (Oppenheimerfunds logo)


CONTENTS


                  ABOUT THE FUND

                  The Fund's Objective and Investment Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  About the Fund's Investments

                  How the Fund is Managed



                  INVESTING IN THE FUND

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks capital appreciation by investing in "growth type" companies.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in equity securities, such as common stocks and can invest in other equity securities, such as preferred stocks and securities convertible into common stocks. The Fund emphasizes investments in companies believed by the investment manager, OppenheimerFunds, Inc. (the "Manager") to have significant growth potential. Growth companies can include established companies entering a growth cycle in their business, as well as newer companies. The Fund can invest in securities of issuers of all market capitalization ranges, but currently focuses on stocks of "mid-cap" issuers (currently those issuers between $2.5 billion and $11.5 billion). The Fund can invest in domestic and foreign companies, although most of its investments are in stocks of U.S. companies.

HOW DOES THE MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the Fund's portfolio manager looks for high-growth companies using a "bottom-up" stock selection process. The "bottom-up" approach focuses on fundamental analysis of individual issuers before considering overall economic, market or industry trends. The stock selection process includes analysis of other business and economic factors that might contribute to the company's stock appreciation.

      The portfolio manager also looks for companies with revenues growing at above-average rates that might support and sustain above-average earnings, and companies whose revenue growth is primarily driven by strength in unit volume sales. While this process and the inter-relationship of the factors used may change over time, and its implementation may vary in particular cases, the portfolio manager currently searches primarily for stocks of companies having the following characteristics:
      o What the portfolio manager believes to be a high rate of sustainable earnings growth; o Undiscovered and undervalued emerging growth characteristics; o Innovative management and strong leadership positions in unique market niches;
         and/or
      o An expectation of better-than-anticipated earnings or positive earnings forecasts.

      If the portfolio manager discerns a slowdown in the company's internal revenue growth or earnings growth or a negative movement in the company's fundamental economic condition, he will consider selling that stock if there are other investment alternatives that offer what he believes to be better appreciation possibilities.

WHO IS THE FUND DESIGNED FOR? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term. Those investors should be willing to assume the greater risks of short-term shares price fluctuations that are typical for an aggressive growth fund focusing on common stock investments. The Fund does not seek current income and it is not designed for investors needing assured levels of current income or preservation of capital. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have some degree of risk. The Fund's investments, in particular, are subject to changes in their value from a number of factors described below. They include changes in general stock market movements (this is referred to as "market risk"). There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having a similar objective. There may be events or changes affecting particular industries that might be emphasized in the Fund's portfolio (this is referred to as "industry risk") or the change in value of particular stocks because of an event affecting the issuer.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its investments in any one industry.

      However, changes in the overall market prices of securities can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently focuses its investments primarily in common stocks and other equity securities for capital appreciation, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stocks and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Stocks of growth companies may provide greater opportunities for capital appreciation but may be more volatile than other stocks. Securities in the Fund's portfolio may not increase as much as the market as a whole. Growth stocks may at times be favored by the market and at other times may be out of favor. Some securities may be inactively traded, and therefore, may not be readily bought or sold. Although in some growth stocks may appreciate quickly, investors should not expect that investments of the Fund will appreciate rapidly. Some investments should be expected to decline in value.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests in securities of large companies but may also invests in small and medium-size companies, which may have more volatile stock prices than large companies.


Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating 25% or more of its assets in investments in any one industry.

Risks of  Growth  Stocks.   Stocks  of  growth  companies,   particularly  newer
      companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies. If the company's earnings growth or stock price fails to increase as expected the stock price of a growth company may decline sharply.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      In the short term, stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices, except for defensive purposes. The Fund is an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving greater gains. In the short-term the Fund may be less volatile than small-cap and emerging markets stock funds, but it may be subject to greater fluctuations in its share prices than funds that focus on both stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance from year to year for the last ten calendar years and by showing how the average annual total returns for 1, 5 and 10 years of the Fund's shares compare to those of a broad-based market index. Performance is not shown for the Fund's Service shares, which were not offered prior to May 1, 2000. Because Service shares are subject to a service fee, the performance is expected to be lower for any given period. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.



Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

For the period from 1/1/00 through 3/31/00, the Fund's cumulative return (not annualized) was 25.65%. Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 45.84% (4thQ'99) and the lowest return (not annualized) for a calendar quarter was -23.25% (3rdQ'98).

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 Average Annual
 Total Returns for         1 Year              5 Years            10 Years
 the periods ended
 December 31, 1999
-------------------------------------------------------------------------------
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Oppenheimer                83.60%              29.70%              20.43%
Aggressive
Growth Fund/VA

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S&P 500 Index              21.03%              28.54%              18.19%

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The Fund's  returns  in the table  measure  the  performance  of a  hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Fund invests primarily in stocks, the Fund's performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among the different types of permitted investments will vary over time based upon the evaluation of economic and market trends by the Manager. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

Stock Investments. The Fund invests in securities issued by companies that the Manager believes have growth potential. Growth companies can be new or established companies that may be developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. Current examples include companies in the fields of telecommunications, biotechnology, computer software, and new consumer products. Growth companies may be providing new products or services that can enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for some time. Stocks of growth companies are selected for the Fund's portfolio because the Manager believes the price of the stock will increase in value over time.

      The Fund does not limit its investments to issuers in a particular market capitalization range or ranges, although it currently focuses on large-cap issuers. "Market capitalization" refers to the total market value of an issuer's common stock. The stock prices of large-cap issuers tend to be less volatile than the prices of mid-cap and small-cap companies in the short term, but these large-cap companies may not afford the same growth opportunities as mid-cap and small-cap companies.

Cyclical Opportunities. The Fund might also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities. The Fund focuses on seeking growth over the long term, but could seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

SPECIAL PORTFOLIO DIVERSIFICATION REQUIREMENTS. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act OF 1940 that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

Other Equity Securities. While the Fund emphasizes investments in common stocks, it can also buy preferred stocks, warrants and securities convertible into common stock. Although many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of the conversion feature, and in that case their rating has less impact on the investment decision than in the case of other debt securities. Nevertheless, convertible debt securities are subject to credit risk (the risk that the issuer will not make timely payments in interest and principal) and interest rate risk (the risk that the value of the security will fall if interest rates rise). If the Fund buys convertible securities (or other debt securities), it will focus primarily on investment-grade securities which pose less credit risk than lower-grade debt securities.

Investing in Small,  Unseasoned Companies.  The Fund can invest without limit in small,  unseasoned  companies.  These  are  companies  that  have  been in operation less than three years, including the operations of any predecessors. These securities may have limited liquidity, which means that the Fund may not be able to sell them quickly at an acceptable price. Their prices may be very volatile, especially in the short-term.

Foreign Investing. The Fund can buy securities in any country, including developed countries and emerging markets. The Fund limits its investments in foreign securities to not more than 25% of its net assets, and it normally does not expect to invest substantial amounts of its assets in foreign stocks.

Special Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Securities in underdeveloped countries may be more difficult to sell and their prices may be more volatile than securities of issuers in developed markets.

Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments. In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased value. The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

   o Hedging. The Fund can buy and sell futures contracts, put and call options, and forward contracts. These are all referred to as "hedging instruments." The Fund does not currently use hedging extensively nor for speculative purposes. It has limits on its use of hedging instruments and is not required to use them in seeking its objective.

      Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

      Options trading involves the payment of premiums and has special tax effects on the Fund. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. There are also special risks in particular hedging strategies. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive Instruments. In times of unstable or adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally, they would be cash equivalents (such as commercial paper) money market instruments, short-term debt securities, U.S. Government securities, or repurchase agreements. They could include other investment-grade debt securities. The Fund might also hold these types of securities pending the investment of proceeds from the sale of Fund share or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

How the Fund Is Managed

THE MANAGER. The Fund's investment Manager, OppenheimerFunds, Inc., chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement that states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since January 1960 and currently manages investment companies including other Oppenheimer funds. The Manager (including subsidiaries and affiliates) manages assets of more than $120 billion as of January 31, 2000 with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Manager. The portfolio manager of the Fund is Bruce L. Bartlett. He is a Vice President of the Fund and a Senior Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since April, 1998. Mr. Bartlett serves as portfolio manager and Vice President of other Oppenheimer funds. Prior to joining the Manager in 1995, Mr. Bartlett was a Vice President and Senior Portfolio Manager at First of America Investment Corp.

Advisory Fees.  Under  the  Investment  Advisory  Agreement,  the Fund  pays the
      Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for its last fiscal year ended December 31, 1999, was 0.66% of the Fund's average annual net assets.

Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

HOW ARE SHARES PURCHASED? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That Prospectus will indicate whether you are only eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

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Information  about your  investment  in the Fund through your  variable  annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent.
-----------------------------------------------------------------------------

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share. The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class of shares by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine the Fund's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments might change significantly on days when shares of the Fund cannot be purchased or redeemed.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the Fund receives the order from the insurance company, generally by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Denver, Colorado.

CLASSES OF SHARES. The Fund offers two different classes of shares. The class designated as Service shares are subject to a Distribution and Service Plan. The impact of the expenses of the Plan on Service shares is described below. The class of shares that are not subject to a Plan has no class "name" designation. The different classes of shares represent investments in the same portfolio of securities but are expected to have different expenses and share prices.






Distribution and Service Plan for Service Shares.

      The Fund has adopted a Distribution and Service Plan for Service shares to pay the distributor, for distribution related services for the Fund's Service shares. Although the Plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund, that rate is currently reduced to 0.15%. The Board may increase that rate to no more than 0.25% per annum, without advance notification. The distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

HOW ARE SHARES REDEEMED? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Fund receives the order from the insurance company, generally by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Denver, Colorado. The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than 7 days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis, and to pay those dividends in March or a date selected by the Board of Trustees. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

      All dividends (and any capital gains distributions will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request. Because Service shares of the Fund were not issued prior to May 1, 2000, no financial information is shown for Service shares in the Financial Highlights table or in the financial statements included in the Statement of Additional Information.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
                                                          1999            1998          1997            1996           1995
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                      $44.83          $40.96        $38.71          $34.21         $25.95
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                (.09)           (.05)          .10             .09            .11
Net realized and unrealized gain                           37.57            5.09          4.01            6.59           8.29
-----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                    37.48            5.04          4.11            6.68           8.40
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          --            (.10)         (.09)           (.11)          (.09)
Distributions from net realized gain                          --           (1.07)        (1.77)          (2.07)          (.05)
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                               --           (1.17)        (1.86)          (2.18)          (.14)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $82.31          $44.83        $40.96          $38.71         $34.21
                                                          ======          ======        ======          ======         ======
=============================================================================================================================
Total Return, at Net Asset Value(1)                        83.60%          12.36%        11.67%          20.22%         32.52%
=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                   $2,104          $1,078          $878            $617           $325
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                          $1,314           $ 955          $754            $467           $241
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                               (0.17)%         (0.12)%        0.31%           0.32%          0.47%
Expenses                                                    0.67%           0.71%(3)      0.73%(3)        0.75%(3)       0.78%(3)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                    66%             80%           88%            100%           126%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $821,119,876 and $835,938,199, respectively.

INFORMATION AND SERVICES

For More Information on Oppenheimer Aggressive Growth Fund/VA:

The following additional information about Oppenheimer Aggressive Growth Fund/VA is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL   REPORTS  Additional   information  about  the  Fund's
investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

--------------------------------------------------------------------------------
By Telephone:                         Call OppenheimerFunds Services
                                      toll-free:
                                 1-888-470-0861
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail:                              Write to:
                                      OppenheimerFunds Services
                                      P.O. Box 5270
                                      Denver, Colorado 80217-5270
--------------------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@secgov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.


SEC File No. 811-4108
PR0620.001.0600
Printed on recycled paper.
                                                (OppenheimerFunds logo)




Appendix to Prospectus of
Oppenheimer Aggressive Growth Fund/VA
(a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer Aggressive Growth Fund/VA (the "Fund") under the heading "Annual Total Return (as of 12/31 each year)":

     A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

Calendar
Year
Ended                               Annual Total Returns
-----                               --------------------
12/31/90                                  -16.82%
12/31/91                                  54.72%
12/31/92                                  15.42%
12/31/93                                  27.32%
12/31/94                                  -7.59%
12/31/95                                  32.52%
12/31/96                                  20.23%
12/31/97                                  11.67%
12/31/98                                  12.36%
12/31/99                                  83.60%














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